FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2003

INTERNATIONAL SPEEDWAY CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA	O-2384	59-0709342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA	32114
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (386) 254-2700

No Change

(Former name or address, if changed since last report)

Item 9. Regulation FD Disclosure.   On February 27, 2003 the Company issued a press release which updated its expectations for revenues and earnings for the first quarter ending February 28, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release Updating Expections for Revenues and Earnings	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date:	2/28/2003	/s/ Susan G. Schandel
Susan G. Schandel, Vice President & Chief Financial Officer